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                                                                    EXHIBIT 10.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Brooke Corporation on Form 10-SB of our report dated March 2, 2000 accompanying the financial statements and schedules and our report dated November 8, 2000 accompanying the pro forma financial information appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.




Summers, Spencer & Cavanaugh, CPAs, Chartered
Topeka, Kansas
January 15, 2001